SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 24, 2002

                               Axeda Systems Inc.


               (Exact name of registrant as specified in charter)



DELAWARE                           000-26287                 23-2763854
--------                           ---------                 ----------
(State of other jurisdiction       (Commission               (IRS Employer
of incorporation)                  File Number)              Identification No.)


257 Great Valley Parkway, Malvern, Pennsylvania                    19355
-----------------------------------------------                    -----
(Address of principal executive offices)                        (Zip Code)



        Registrant's telephone number, including area code (800) 700-0362

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

     On May 29, 2002, the Registrant announced today that it has entered into an agreement under which Axeda Systems will license RAVISENT Technologies' software DVD player and other digital media technologies to Sonic Solutions. Additional details of the agreement are set forth in the press release attached hereto as
Exhibit 99.1.


Item 7.  Exhibits.

     Press release disseminated on May 29, 2002 announcing the execution of an agreement under which Axeda Systems will license RAVISENT Technologies' software DVD player and other digital media technologies to Sonic Solutions.



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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            Axeda Systems Inc.

  Date: June 14, 2002   By: /s/ Thomas J. Fogarty
                            Thomas J. Fogarty,
                            Executive Vice President and Chief Financial Officer




                                  EXHIBIT INDEX

EXHIBIT

     (99.1) Press Release, dated May 29, 2002, issued by Axeda Systems Inc. announcing an agreement under which Axeda will license RAVISENT's software DVD player and other digital media technologies to Sonic





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Exhibit (99.1)

     MALVERN,  Pa.--(BUSINESS  WIRE)--May 29, 2002--Axeda Systems Inc., (NASDAQ:
XEDA) and Sonic Solutions (NASDAQ: SNIC) announced today that they have entered into an agreement under which Axeda will license RAVISENT's software DVD player and other digital media technologies to Sonic.

     Under the agreement, Sonic will pay Axeda a one-time fee of $2 million for the license and related agreements, and in return will obtain exclusive rights to deploy the RAVISENT technologies in the personal computer market. Sonic will also expand its engineering team through the addition of key engineering talent from Axeda. Axeda will exit the digital media market and focus its resources on its Device Relationship Management (DRM) business.

     "The addition of the RAVISENT technologies further strengthens Sonic's leadership position in DVD creation," said Christopher Kryzan, Senior Vice-President of Marketing and Engineering at Sonic. "RAVISENT has one of the most efficient DVD players available and has a long-standing reputation for delivering exceptional video quality. The RAVISENT technologies will be excellent companions to Sonic's consumer and professional DVD authoring applications for both OEMs and end users. "We are very pleased that Sonic, the acknowledged world leader in DVD creation applications, has decided to add the RAVISENT solutions to their product line-up," said Tom Fogarty, Executive Vice President and CFO for Axeda. "The addition of RAVISENT digital media technologies to Sonic's product portfolio will not only allow them to expand their technology base and broaden their product line, but allows Axeda to further concentrate its efforts on continuing its leadership in the DRM market."

     About Axeda (NASDAQ: XEDA) Axeda Systems Inc. is the pioneer in the growing market for Device Relationship Management (DRM) enterprise software and services. Axeda helps businesses become more competitive by using the Internet to extract real time information hidden in their intelligent devices. The company's flagship product, the Axeda Device Relationship Management System is a distributed software solution that lets businesses remotely monitor, manage and service intelligent devices, deployed around the world, allowing them to optimize their service, development, sales and manufacturing operations. Axeda customers are Global 2000 companies in many markets including Industrial and Building Automation, High-technology, Medical Instrumentation, Office Automation and Semiconductor Equipment industries. Axeda has sales and service offices in the US, Europe, Israel and Japan, and distribution partners worldwide. More information about Axeda is available at www.axeda.com.

About Sonic  Solutions
(NASDAQ: SNIC) Based in Marin County, California, Sonic (http://www.sonic.com) is the world's leading developer of solutions for creating DVDs. Sonic MyDVD(TM) (http://www.mydvd.com) is the most popular DVD application for consumers, and it is the DVD application of choice among top OEMs of PCs, recordable drives, and video and graphics cards. Sonic DVDit!(R) (http://www.dvdit.com) is the leading DVD authoring application for videographers and video enthusiasts; more than one million copies of DVDit! have been sold. Sonic DVD Creator(R), Sonic Scenarist(R), Sonic ReelDVD(R), and Sonic DVD Producer(TM) are the most widely-used systems for professional DVD publishing and are installed worldwide at major studios, post production facilities, and in corporate marketing departments. Sonic's AuthorScript(R) engine for DVD formatting and burning is licensed by key software developers including Adobe, Microsoft, and Sony. Sonic is a full voting member of the DVD Forum, the standards-setting body for the DVD format.

(c)2002 Axeda Systems. All rights reserved.  Axeda, Axeda Systems, Axeda
DRM, Axeda Enterprise, Axeda Applications, Axeda Agent, Automatic eCommerce, Firewall-Friendly, and Access. Insight. In Real Time. are trademarks of Axeda Systems. The Axeda logo and stylized bitstream design are trademarks of Axeda Systems. All other trademarks are either property of Axeda Systems or property of their respective owners.


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This press  release may contain  certain  forward-looking  statements  that relate to Axeda's future business and financial performance. Such statements are subject to a number of risks and uncertainties that may cause the actual events of future results to differ from those discussed herein. Such factors include, among others: the potential for growth in the pervasive computing market; Axeda's limited operating history, fluctuating quarterly operating results, expectation of future losses, dependence on current product lines, dependence on a small number of customers, lack of long-term commitments with customers, dependence on manufacturers and strategic relationships, and product delays;
uncertainties in the market for DRM products; the long sales cycle for DRM products; limited distribution channels; the difficulty of protecting proprietary rights, the ability to manage growth and attract and retain additional personnel; the potential for defects in products; risks from international operations; Axeda's ability to raise capital in the future; competition; Axeda's ability to manage technological change and respond to evolving industry standards; and government regulation. Investors are advised to read Axeda's (formerly Ravisent Technologies Inc.'s) Annual Report on Form 10-K, quarterly reports on Form 10-Q and Forms 8-K filed with the Securities and Exchange Commission, particularly those sections entitled "Factors Affecting Operating Results" and "Risk Factors" for a more complete discussion of these and other risks and uncertainties.

CONTACT: Axeda Systems Inc.
         Press Contact: Lisa-Marie Barker, 508/337-9200 lbarker@axeda.com
         Investor Contact: Idalia Rodriguez, 610/407-7345 investor_relations@axeda.com


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